SELIGMAN
    -----------------------------
                          CAPITAL                         [Graphic omitted]
                       FUND, INC.





                                                            MID-YEAR REPORT

                                                             JUNE 30, 2001

                                                               ----o----

                                                            SEEKING CAPITAL

                                                            APPRECIATION BY

                                                             INVESTING IN

                                                          MID-CAPITALIZATION

                                                             GROWTH STOCKS





                                                           [Logo omitted]
                                                        J. & W. SELIGMAN & CO.
                                                             INCORPORATED
                                                           ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

                               TIMES CHANGE...

                               Established in 1864, Seligman has a history of
 [Graphic omitted]             providing financial services marked not by
                               fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since
                               Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

                               In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.


With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

--------------------------------------------------------------------------------

  TABLE OF CONTENTS

  To the Shareholders .................................  1
  Interview With Your Portfolio Manager ...............  2
  Performance Overview ................................  4
  Portfolio Overview ..................................  6
  Portfolio of Investments ............................  8
  Statement of Assets and Liabilities .................  9
  Statement of Operations ............................. 10

  Statements of Changes in Net Assets ................. 11
  Notes to Financial Statements ....................... 12
  Financial Highlights ................................ 15
  Report of Independent Auditors ...................... 17
  Board of Directors .................................. 18
  Executive Officers AND For More Information ......... 19
  Glossary of Financial Terms ......................... 20

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

During the six months ended June 30, 2001, Seligman Capital Fund delivered a total return of -4.45%, based on the net asset value of Class A shares. This return significantly outpaced both the Lipper Multi Cap Growth Funds Average, which delivered -16.01%, and the Russell MidCap Growth Index, which returned -12.96%.

The first half of 2001 was difficult for most segments of the stock market, as the US economy continued to slow appreciably and companies' earnings generally fell short of their targets. Seligman Capital Fund, however, delivered relatively strong performance because of its overweighting in consumer cyclical stocks, lack of exposure to the energy sector, and through good stock selection.

The current economic slowdown has been characterized by a dramatic decrease in capital expenditures, particularly in the technology area, a decrease in industrial production, weak corporate earnings, and rising unemployment. However, both consumer spending and the housing market have remained strong, and these factors have been crucial in helping the economy avoid recession.

Technology companies in particular are struggling with overcapacity. During the technology boom of the late 1990s, many technology companies took advantage of readily available capital to build their capacity, creating a glut that is now hurting profits. For the most part, industrial companies are in a better position than technology companies, but their profits have been hurt as well by a strong dollar and weak demand from abroad.

The Federal Reserve Board has responded aggressively to these circumstances, lowering interest rates six times during the first six months of 2001, for a total of 275 basis points. The Fed hopes that monetary easing will encourage increased business investment and stimulate growth. The Fed has indicated that it considers near-term economic weakness to be more threatening to prosperity than any inflationary pressures caused by monetary easing. In fact, inflationary forces have remained benign, giving the Fed flexibility to cut rates again later this year.

Looking ahead to the remainder of 2001, we anticipate that the economy will respond favorably to the Fed's interest rate cuts. Economic response to changes in monetary policy typically has a lag time of six to nine months; therefore, the economy should soon begin to respond to this stimulus. Consumer spending could receive an additional boost from the federal tax rebate, as well as from lower energy prices.

We are optimistic that the stage has been set for a return to healthy economic growth. Corporate earnings may well have bottomed out, and profits could begin to recover as early as the end of 2001, but more likely in 2002. Improved profits should translate into both more spending by businesses and positive sentiment toward the stock market. We believe that Seligman Capital Fund is currently well positioned to take advantage of an eventual economic recovery and improved market conditions.

We thank you for your continued support of Seligman Capital Fund. A discussion with your portfolio manager, as well as the Fund's investment results, portfolio of investments and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,





/s/ William C. Morris
---------------------
William C. Morris
Chairman



                              /s/ Brian T. Zino
                              -----------------
                              Brian T. Zino
                              President

August 10, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

MARION S. SCHULTHEIS

Q:  HOW DID SELIGMAN CAPITAL FUND PERFORM DURING THE
    SIX MONTHS ENDED JUNE 30, 2001?

A: During the six months ended June 30, 2001, Seligman Capital Fund delivered a total return of -4.45%, based on the net asset value of Class A shares. This return outpaced both the Lipper Multi Cap Growth Funds Average, which delivered -16.01%, and the Russell MidCap Growth Index, which returned -12.96%.

Q:  WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE
    FUND'S RESULTS DURING THIS TIME?

A: Gross domestic product in the US fell significantly from last year's levels, and the stock market continued to suffer as a result. In response to this situation, the US Federal Reserve Board took aggressive action by cutting interest rates six times in as many months, for a total reduction in the federal funds rate of 275 basis points. While we believe these actions will eventually lead to a recovery, the US economy and the stock market showed no positive response during this six-month period. Technology companies have been among the hardest hit. Many of these companies invested heavily in their businesses at the end of the 1990s. They are now faced with high inventories and overcapacity in the face of weakened demand.

Q:  WHAT SECTORS BENEFITED THE FUND'S PERFORMANCE?

A: Consumer cyclical stocks were among the best performers within the Fund's benchmark universe, and the Fund's overweighting in this area clearly benefited overall performance. In addition, the consumer cyclical stocks we chose for the portfolio performed particularly well. In the beginning of the year, we thought consumer companies would lead the recovery in the second half because of lower interest rates, falling energy prices, and the potential for a tax cut (now a reality). The stock prices of these companies began anticipating such a recovery in the first half of this year, and the Fund benefited from our early entry into the sector. We are currently overweighted in this area and expect to remain so. During the second half of the year, we will be watching closely to see if these companies can deliver on these now-higher expectations. August and September are important barometers because of back-to-school sales; and, of course, the holiday shopping season will be crucial for these companies.

    The Fund's zero weighting in the energy sector helped overall performance during this time. We anticipated that energy commodity prices would peak early this year and that, when they began to fall, energy stock prices would fall with them. This proved correct and energy stocks were among the worst performers during the first half of 2001. We plan to maintain this zero exposure for some time because there is now excess energy supply that we do not believe will be reduced through global energy demand.

Q:  WHAT SECTORS DETRACTED FROM THE FUND'S PERFORMANCE?

A: Most sectors within the Fund's benchmark universe delivered poor returns for the six-month period and


[Graphic omitted]

GLOBAL GROWTH TEAM: (STANDING, FROM LEFT) PETER PAONE, ELI DAVIDOFF, SANDRA LEU, JONATHAN MARK, CRAIG CHODASH, DAVID LEVY, CARMEN SANCHEZ (ADMINISTRATIVE ASSISTANT), SHELIA GRAYSON (ADMINISTRATIVE ASSISTANT), (SEATED, FROM LEFT) DAVID COOLEY, MELISSA KASPER, MARION SCHULTHEIS (PORTFOLIO MANAGER).


--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Capital Fund is managed by the Seligman Global Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted by a team of seasoned research professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.

--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

MARION S. SCHULTHEIS

    detracted from the Fund's performance on an absolute basis. However, the Fund stayed ahead of its benchmark by finding attractive opportunities among individual stocks that in many cases outperformed their industry groups.

Q:  WHAT TYPES OF COMPANIES DID THE FUND OWN THAT ALLOWED IT TO OUTPERFORM?

A: The worst-performing sector in the midcap universe was communication services. While the Fund was slightly overweighted in this sector, the individual stocks we chose for the portfolio performed very well relative to most stocks in this category. The primary reason for the Fund's outperformance in this area was our lack of exposure to small competitive telephone companies. These companies have high levels of debt and operate within an intensely competitive environment. As the economy began to slow, we eliminated these companies from the Fund's portfolio because we didn't think they would be able to deliver strong results in a more difficult environment.

    The technology sector as a whole was a poor performer, but the Fund's holdings in this area held up better than did technology stocks as a whole. During the six-month period, our strategy within technology was similar to our overall strategy for the Fund, and focused on our belief that the consumer will lead the eventual economic recovery. With this premise, we looked at companies whose customers are individual consumers. Such companies include manufacturers of semiconductors, personal computers, wireless handsets, and cellular telephones. These holdings performed well relative to the overall technology market. We had little exposure to companies whose customers are businesses, and no exposure to companies that supply the telecommunications industry.

Q:  WHAT ASSET ALLOCATION CHANGES ARE YOU CONSIDERING
    FOR THE SECOND HALF OF 2001?

A: We have begun to see some attractive opportunities in health care, which was a poor performing sector during the first half of 2001. We plan to increase the Fund's holdings there as we find good stocks trading at reasonable prices. During the six-month period ended June 30, 2001, we were underweighted in this industry versus the Fund's benchmark, which helped the Fund's relative performance. In addition, the health care stocks chosen for the Fund's portfolio held up better than did health care stocks in general.

Q:  WHAT IS YOUR OUTLOOK?

A: Equity investors have recently weathered some difficult times, but we believe there are reasons to be optimistic about the second half of 2001 and 2002. The Fed has acted aggressively to spur economic growth, and we believe these actions will be successful. Lower interest rates, in addition to lower energy prices and a relatively high employment level, should encourage consumers to spend and thus lead an economic recovery. As consumer demand picks up, we believe corporations will once again begin to invest more heavily in their businesses. Accordingly, we are currently focused on a consumer-led recovery, but anticipate that by year-end we will be looking at companies that are positioned to benefit from increased business spending.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2001

                                                                                  AVERAGE ANNUAL
                                                        ------------------------------------------------------------------
                                                                                          CLASS B     CLASS C    CLASS D
                                                                                           SINCE       SINCE      SINCE
                                               SIX       ONE         FIVE        10      INCEPTION   INCEPTION  INCEPTION
                                             MONTHS*     YEAR        YEARS      YEARS     4/22/96     5/27/99    5/3/93
                                             -------     ----        -----      -----    ---------   ---------  ----------
CLASS A**
With Sales Charge                            (9.00)%    (24.12)%     16.83%      16.86%      n/a        n/a         n/a
Without Sales Charge                         (4.45)     (20.35)      17.98       17.43       n/a        n/a         n/a

CLASS B**
With CDSC+                                   (9.57)     (24.03)      16.86        n/a       17.30%      n/a         n/a
Without CDSC                                 (4.82)     (20.88)      17.07        n/a       17.40       n/a         n/a

CLASS C**
With Sales Charge and CDSC                   (6.70)     (22.24)       n/a         n/a        n/a       22.75%       n/a
Without Sales Charge and CDSC                (4.80)     (20.81)       n/a         n/a        n/a       23.33        n/a

CLASS D**
With 1% CDSC                                 (5.71)     (21.48)       n/a         n/a        n/a        n/a         n/a
Without CDSC                                 (4.76)     (20.85)      17.10        n/a        n/a        n/a        16.16%

LIPPER MULTI CAP GROWTH
  FUNDS AVERAGE***                          (16.01)     (31.27)      13.21       15.36      12.79+++    4.37++     15.46(o)

RUSSELL MIDCAP GROWTH INDEX***              (12.96)     (31.51)      12.29       14.26      11.65+++    4.17++     14.26(o)

NET ASSET VALUE                                                          CAPITAL GAIN (LOSS) INFORMATION
                  JUNE 30, 2001  DECEMBER 31, 2000   JUNE 30, 2000       FOR THE SIX MONTHS ENDED JUNE 30, 2001
                  -------------  -----------------   -------------
CLASS A              $22.75           $23.81           $34.90
CLASS B               19.77            20.77            31.34            REALIZED               $(2.647)(oo)
CLASS C               19.81            20.81            31.37            UNREALIZED               1.300(ooo)
CLASS D               19.80            20.79            31.37

  The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

------------
    * Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (OCDSCO), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  *** The Lipper Multi Cap Growth Funds Average and the Russell MidCap Growth
      Index are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees and/or sales charges. The Lipper Multi Cap Growth Funds Average is an average of US mutual funds that invest primarily in growth stocks with a variety of market capitalizations. The Russell MidCap Growth Index measures the performance of mid-cap growth stocks. The monthly performance of the Lipper Multi Cap Growth Funds Average is used in the Performance Overview. Investors cannot invest directly in an average or an index
    + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.
   ++ From May 31, 1999.
  +++ From April 30, 1996.
  (o) From April 30, 1993.
 (oo) Excludes net gain realized in November and December 2000 of approximately $0.508 per share, to be paid in 2001.
(ooo) Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2001.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT

CLASS A SHARES                                  CLASS B SHARES

JUNE 30, 1991 TO JUNE 30, 2001                APRIL 22, 1996+  TO JUNE 30, 2001



           [Data below represents mountain chart in the printed piece]


$9,524*                                    $10,000
Initial Amount Invested                    Intial Amount Invested 4/22/96


6/30/91      9524
             10652
             12066
             11906                            [CLASS B DATA TO COME]
6/30/92      11363
             12073
             13461
             13587
6/30/93      13445
             14306
             14107
             13674
6/30/94      12091
             13143
             13111
             13848
6/30/95      15103
             16397
             18004
             19240
6/30/96      20776
             21330
             21018
             20144
6/30/97      23009
             26003
             25700
             28626
6/30/98      29302
             23377
             30615
             29821
6/30/99      33103
             32263
             46141
             56407
6/30/00      59619
             67319
             49703
             38723
6/30/01      47491

$47,491                                    $22,894**
Total Value at June 30, 2001               Total Value at June 30, 2001

CLASS C SHARES                                    CLASS D SHARES

MAY 27, 1999+ TO JUNE 30, 2001                    MAY 3, 1993+  TO JUNE 30, 2001


   [Data below represents mountain chart in the printed piece]


$9,902*                                    $10,000
Initial Amount Invested                    Initial Amount Invested
5/27/99                                    5/3/93
5/27/99     9900                                  5/3/93      10000
6/30/99     10858                                 6/30/93     10353
9/30/99     10563                                             10998
12/31/99    15083                                             10812
3/31/00     18405                                             10437
6/30/00     19407                                 6/30/94     9163
9/30/00     21885                                             9933
12/31/00    16143                                             9867
3/31/01     12552                                             10390
6/30/00     15368                                  6/30/95    11298
                                                              12245
                                                              13417
$15,368                                                       14315
Total Value at June 30, 2001                      6/30/96     15429
                                                              15806
                                                              15543
                                                              14869
                                                  6/30/97     16949
                                                              19119
                                                              18859
                                                              20960
                                                  6/30/98     21424
                                                              17060
                                                              22297
                                                              21680
                                                  6/30/99     24013
                                                              23360
                                                              33356
                                                              40703
                                                  6/30/00     42919
                                                              48371
                                                              35670
                                                              27743
                                                  6/30/01     33971

                                           $33,971
                                           Total Value at June 30, 2001

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

--------------
 * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effect of the 1% CDSC.
 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 2001

                                                                                              PERCENT OF NET ASSETS
                                                                                             -----------------------
                                                                                             JUNE 30,   DECEMBER 31,
                                              ISSUES         COST                VALUE         2001         2000
                                              ------     ------------        ------------   ---------   ------------
COMMON STOCKS:
Capital Goods ............................        6      $ 76,684,211        $ 74,848,907         8.4        7.0
Communications Services ..................        2        36,800,416          38,676,981         4.3       17.2
Computer Software ........................        7       102,159,418          93,477,624        10.5       14.0
Consumer Cyclicals .......................       10       135,845,095         169,298,670        19.0        6.8
Consumer Staples .........................        3        35,661,988          39,744,991         4.5         --
Electronic Technology ....................       12       147,505,311         149,925,177        16.8        7.0
Financial Services .......................        1        12,150,591          15,493,080         1.7        8.7
Health Care ..............................       15       124,167,595         133,282,735        15.0       16.2
Leisure and Entertainment ................        5        50,400,350          58,302,302         6.5        1.5
Machinery and Equipment ..................        2        28,519,100          22,806,694         2.6         --
Technology Services ......................       --                --                  --          --        9.9
Telecommunication Equipment ..............        3        30,868,613          38,910,402         4.4        2.1
Utilities ................................       --                --                  --          --        1.0
                                                ---      ------------        ------------       -----      -----
                                                 66       780,762,688         834,767,563        93.7       91.4
SHORT-TERM HOLDING AND
    OTHER ASSETS LESS LIABILITIES ........        1        56,420,411          56,420,411         6.3        8.6
                                                ---      -------------       ------------       -----      -----
NET ASSETS ...............................       67      $837,183,099        $891,187,974       100.0      100.0
                                                ===      =============       ============       =====      =====


LARGEST INDUSTRIES
JUNE 30, 2001

[Data below represents bar chart in the printed piece]

  CONSUMER       ELECTRONIC      HEALTH          COMPUTER       CAPITAL
 CYCLICALS       TECHNOLOGY       CARE           SOFTWARE        GOODS
 ---------       ----------      ------          --------       -------
    19%            16.8%          15%             10.5%          8.39%
$169,298,670    $149,925,177   $133,282,735    $93,477,624   $74,848,907

PORTFOLIO OVERVIEW


LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                   TEN LARGEST  SALES
---------------------                   ------------------
Smithfield Foods*                       Citrix Systems**
Jones Apparel Group*                    ACE**
Starwood Hotels & Resorts Worldwide*    Watson Pharmaceuticals**
Venator Group*                          XL Capital (Class A)**
Thermo Electron*                        SunGard Data Systems**
Micrel*                                 Newport News Shipbuilding**
Mattel*                                 Reader's Digest Association (Class A)**
Fluor*                                  Rational Software**
Andrx Group*                            Brocade Communications Systems**
Millipore*                              Broadwing (Class A)**



Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

---------------
 * Position added during the period.
** Position eliminated during the period.


--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2001

SECURITY                                      VALUE
--------                                   ------------
Openwave Systems .......................   $31,041,230
Smithfield Foods .......................    28,040,740
Jones Apparel Group ....................    25,894,080
Andrx Group ............................    25,770,555
Abercrombie & Fitch (Class A) ..........    23,972,150



SECURITY                                       VALUE
--------                                   ------------
Mettler-Toledo International ...........   $21,840,525
Novellus Systems .......................    21,695,690
Starwood Hotels & Resorts Worldwide ....    21,596,304
Venator Group ..........................    21,562,290
Mattel .................................    21,345,544

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001

                                     SHARES         VALUE
                                   ---------     ------------
COMMON STOCKS  93.7%
CAPITAL GOODS  8.4%
Fluor                                327,500     $ 14,786,625
Mettler-Toledo International*        514,500       21,840,525
Millipore                            311,400       19,300,572
SPX*                                  36,800        4,606,624
Symbol Technologies                  521,550       11,578,410
Waters*                               99,100        2,736,151
                                                 ------------
                                                   74,848,907
                                                 ------------
COMMUNICATIONS SERVICES  4.3%
Adelphia Communications
  (Class A)*                         510,000       20,731,500
Charter Communications
  (Class A)*                         763,800       17,945,481
                                                 ------------
                                                   38,676,981
                                                 ------------
COMPUTER SOFTWARE  10.5%
i2 Technologies*                     575,800       11,397,961
Manugistics Group*                   313,100        8,181,303
Openwave Systems*                    887,019       31,041,230
Semtech*                             438,800       13,405,340
Siebel Systems*                      196,500        9,233,535
VeriSign*                            165,300        9,832,870
Vignette*                          1,181,500       10,385,385
                                                 ------------
                                                   93,477,624
                                                 ------------
CONSUMER CYCLICALS  19.0%
Abercrombie & Fitch (Class A)*       538,700       23,972,150
Bed Bath & Beyond*                   412,100       12,363,000
Coach*                               347,300       13,214,765
Gentex*                              316,200        8,814,075
Jones Apparel Group*                 599,400       25,894,080
Mattel                             1,128,200       21,345,544
Staples*                           1,037,200       16,590,014
Tommy Hilfiger* (Hong Kong)          649,900        9,098,600
Venator Group*                     1,409,300       21,562,290
Williams-Sonoma*                     423,600       16,444,152
                                                 ------------
                                                  169,298,670
                                                 ------------
CONSUMER STAPLES  4.5%
P.F. Chang's China Bistro*            98,600        3,740,391
Pepsi Bottling Group (The)           198,600        7,963,860
Smithfield Foods*                    695,800       28,040,740
                                                 ------------
                                                   39,744,991
                                                 ------------
ELECTRONIC TECHNOLOGY  16.8%
Advanced Micro Devices*              281,900        8,141,272
Alpha Industries*                    599,800       17,799,065
Analog Devices*                      244,400       10,570,300
Apple Computer*                      387,500        9,040,375
Applied Micro Circuits*              328,000        5,641,600
Maxim Integrated Products*           151,800        6,746,751
Micrel*                              590,600       19,043,897
Microchip Technology*                598,000       19,874,530
Micron Technology*                   194,000        7,973,400
Novellus Systems*                    382,000       21,695,690
Solectron*                           296,700        5,429,610
TriQuint Semiconductor*              807,400       17,968,687
                                                 ------------
                                                  149,925,177
                                                 ------------

                                      SHARES        VALUE
                                    ----------   ------------
FINANCIAL SERVICES  1.7%
AFLAC                                492,000     $ 15,493,080
                                                 ------------
HEALTH CARE  15.0%
Andrx Group*                         334,900       25,770,555
Applera-Applied
  Biosystems Group                   193,600        5,178,800
Caremark Rx*                         526,600        8,662,570
Celgene*                             270,100        7,805,890
CuraGen*                             168,200        6,268,814
Gilead Sciences*                     206,200       11,959,600
Human Genome Sciences*               156,200        9,445,414
IDEC Pharmaceuticals*                 78,000        5,273,580
Medarex*                             169,200        3,977,046
MedImmune*                           336,900       15,898,311
Millennium Pharmaceuticals*          161,200        5,704,868
NPS Pharmaceuticals*                 221,700        8,979,959
Protein Design Labs*                  60,000        5,205,300
Quintiles Transnational*             181,800        4,632,264
Xoma*                                499,400        8,519,764
                                                 ------------
                                                  133,282,735
                                                 ------------
LEISURE AND
   ENTERTAINMENT  6.5%
Carnival (Class A)                   590,200       18,119,140
Harley-Davidson                      183,000        8,615,640
Royal Caribbean Cruises              190,800        4,218,588
Starwood Hotels & Resorts
  Worldwide                          579,300       21,596,304
THQ*                                 110,500        5,752,630
                                                 ------------
                                                   58,302,302
                                                 ------------
MACHINERY AND
   EQUIPMENT  2.6%
Shaw Group (The)*                    166,400        6,672,640
Thermo Electron*                     732,700       16,134,054
                                                 ------------
                                                   22,806,694
                                                 ------------
TELECOMMUNICATION
   EQUIPMENT  4.4%
Palm*                              1,031,400        6,265,755
Research In Motion* (Canada)         463,800       14,899,575
RF Micro Devices*                    658,200       17,745,072
                                                 ------------
                                                   38,910,402
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $780,762,688)                             834,767,563
FIXED TIME DEPOSIT  4.4%
  (Cost $39,700,000)
First Union National Bank,
  Grand Cayman,
  4%, 7/2/2001                                     39,700,000
                                                 ------------
TOTAL INVESTMENTS  98.1%
  (Cost $820,462,688)                             874,467,563
OTHER ASSETS
  LESS LIABILITIES  1.9%                           16,720,411
                                                 ------------
NET ASSETS  100.0%                               $891,187,974
                                                 ============

--------------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2001

ASSETS:
Investments, at value:
  Common stocks (cost $780,762,688) .............................   $834,767,563
  Short-term holding (cost $39,700,000) .........................     39,700,000    $874,467,563
                                                                    ------------
Cash ...........................................................................         104,789
Receivable for securities sold .................................................      47,274,598
Receivable for Capital Stock sold ..............................................       2,649,459
Receivable for interest and dividends ..........................................         217,303
Investment in, and expenses prepaid to, shareholder
  service agent ................................................................         182,584
Other ..........................................................................          32,525
                                                                                    ------------
TOTAL ASSETS ...................................................................     924,928,821
                                                                                    ------------
LIABILITIES:
Payable for securities purchased ...............................................      30,896,786
Payable for Capital Stock repurchased ..........................................       1,516,900
Management Fee payable .........................................................         335,670
Accrued expenses and other .....................................................         991,491
                                                                                    ------------
TOTAL LIABILITIES ..............................................................      33,740,847
                                                                                    ------------
NET ASSETS .....................................................................    $891,187,974
                                                                                    ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares
  authorized; 41,512,938 shares outstanding):
  Class A ......................................................................    $ 23,492,836
  Class B ......................................................................       7,378,032
  Class C ......................................................................       6,657,130
  Class D ......................................................................       3,984,940
Additional paid-in capital .....................................................     894,122,848
Accumulated net investment loss ................................................      (3,811,664)
Accumulated net realized loss ..................................................     (94,641,023)
Net unrealized appreciation of investments .....................................      54,004,875
                                                                                    ------------
NET ASSETS .....................................................................    $891,187,974
                                                                                    ============
NET ASSET VALUE PER SHARE:

CLASS A ($534,544,122 / 23,492,836 shares) .....................................          $22.75
                                                                                          ======
CLASS B ($145,878,434 / 7,378,032 shares) ......................................          $19.77
                                                                                          ======
CLASS C ($131,869,624 / 6,657,130 shares) ......................................          $19.81
                                                                                          ======
CLASS D ($78,895,794  / 3,984,940 shares) ......................................          $19.80
                                                                                          ======

--------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2001

INVESTMENT INCOME:
Interest ....................................................   $ 1,075,788
Dividends ...................................................       741,956
                                                                -----------
TOTAL INVESTMENT INCOME ...................................................         $  1,817,744

EXPENSES:

Distribution and service fees ...............................     2,198,548
Management fee ..............................................     1,933,044
Shareholder account services ................................     1,036,214
Shareholder reports and communications ......................       142,649
Registration ................................................       127,049
Custody and related services ................................        60,910
Auditing and legal fees .....................................        30,335
Directors' fees and expenses ................................        13,003
Miscellaneous ...............................................         5,132
                                                               ------------
TOTAL EXPENSES ............................................................            5,546,884
                                                                                      ----------
NET INVESTMENT LOSS .......................................................           (3,729,140)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments ............................  (109,921,855)
Net change in unrealized depreciation of investments ........    75,688,687
                                                               ------------
NET LOSS ON INVESTMENTS ...................................................          (34,233,168)
                                                                                    ------------
DECREASE IN NET ASSETS FROM OPERATIONS ....................................         $(37,962,308)
                                                                                    ============

------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS ENDED      YEAR ENDED
                                                                                         JUNE 30, 2001    DECEMBER 31, 2000
                                                                                       ----------------  -----------------
OPERATIONS:
Net investment loss ................................................................    $ (3,729,140)      $ (3,384,661)
Net realized gain (loss) on investments ............................................    (109,921,855)       154,630,355
Net change in unrealized appreciation/depreciation of investments ..................      75,688,687       (173,700,940)
                                                                                       -------------       ------------
DECREASE IN NET ASSETS FROM OPERATIONS .............................................     (37,962,308)       (22,455,246)
                                                                                       -------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .........................................................................              --       (100,871,192)
   Class B .........................................................................              --        (22,459,582)
   Class C .........................................................................              --        (17,660,331)
   Class D .........................................................................              --        (15,715,596)
                                                                                       -------------       ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ..........................................              --       (156,706,701)
                                                                                       -------------       ------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..................................................     159,009,274        374,286,131
Exchanged from associated Funds ....................................................     192,261,696        403,972,339
Value of shares issued in payment of gain distributions ............................              --        143,394,976
                                                                                       -------------       ------------
Total ..............................................................................     351,270,970        921,653,446
                                                                                       -------------       ------------
Cost of shares repurchased .........................................................     (64,763,919)       (78,977,695)
Exchanged into associated Funds ....................................................    (194,397,300)      (287,931,526)
                                                                                       -------------       ------------
Total ..............................................................................    (259,161,219)      (366,909,221)
                                                                                       -------------       ------------
INCREASE IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS .................................................      92,109,751        554,744,225
                                                                                       -------------       ------------


INCREASE IN NET ASSETS .............................................................      54,147,443        375,582,278

NET ASSETS:
Beginning of period ................................................................     837,040,531        461,458,253
                                                                                       -------------       ------------
END OF PERIOD (including accumulated net investment loss of $3,811,664
   and $82,524, respectively) ......................................................    $891,187,974       $837,040,531
                                                                                       =============       ============

----------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Capital Fund, Inc. (the OFundO) offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (OCDSCO) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2001, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2001, amounted to $1,036,809,117 and $932,695,922, respectively.

   At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $106,336,296 and $52,331,421, respectively.

NOTES TO FINANCIAL STATEMENTS

4. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                         CLASS A
                  ------------------------------------------------------
                       SIX MONTHS ENDED             YEAR ENDED
                         JUNE 30, 2001           DECEMBER 31, 2000
                  --------------------------- --------------------------
                     SHARES        AMOUNT        SHARES        AMOUNT
                  ------------  ------------  -----------   ------------
Sale of shares       4,026,119  $ 86,947,586    5,055,971   $159,503,911
Exchanged from
  associated Funds   7,699,479   170,638,718    9,697,260    300,846,622
Shares issued in
  payment of gain
  distributions             --            --    3,317,075     91,332,488
                  ------------  ------------  -----------   ------------
Total               11,725,598   257,586,304   18,070,306    551,683,021
                  ------------  ------------  -----------   ------------
Cost of shares
  repurchased       (2,104,261)  (44,560,631)  (2,049,844)  (61,512,815)
Exchanged into
  associated Funds  (7,833,285) (171,875,893)  (8,586,310)  (267,424,206)
                  ------------  ------------  -----------   ------------
Total               (9,937,546) (216,436,524) (10,636,154)   (328,937,021)
                  ------------  ------------  -----------   ------------
Increase             1,788,052  $ 41,149,780    7,434,152   $222,746,000
                  ============  ============  ===========   ============

                                         CLASS B
                  ------------------------------------------------------
                       SIX MONTHS ENDED             YEAR ENDED
                         JUNE 30, 2001           DECEMBER 31, 2000
                  --------------------------- --------------------------
                     SHARES        AMOUNT        SHARES        AMOUNT
                  ------------  ------------  -----------   ------------
Sale of shares       1,425,985   $27,243,956   2,821,736   $ 78,782,024
Exchanged from
  associated Funds     593,673    11,375,753   1,943,971     52,213,150
Shares issued in
  payment of gain
  distributions             --            --     858,828     20,294,289
                  ------------  ------------  ----------   ------------
Total                2,019,658    38,619,709   5,624,535    151,289,463
                  ------------  ------------  ----------   ------------
Cost of shares
  repurchased         (401,110)   (7,519,280)   (266,638)    (7,341,368)
Exchanged into
  associated Funds    (475,507)   (8,744,658)   (317,761)    (7,748,191)
                  ------------  ------------  ----------   ------------
Total                 (876,617)  (16,263,938)  (584,399)    (15,089,559)
                  ------------  ------------  ----------   ------------
Increase             1,143,041   $22,355,771   5,040,136   $136,199,904
                  ============ =============  ==========   ============


                                         CLASS C
                  ------------------------------------------------------
                       SIX MONTHS ENDED             YEAR ENDED
                         JUNE 30, 2001           DECEMBER 31, 2000
                  --------------------------- -------------------------
                     SHARES        AMOUNT        SHARES       AMOUNT
                  ------------  ------------  -----------  ------------
Sale of shares       1,980,505  $ 38,034,730   4,209,686   $118,485,570
Exchanged from
  associated Funds     113,708     2,198,606     441,972     10,951,386
Shares issued in
  payment of gain
  distributions             --            --     727,759     17,116,191
                  ------------  ------------  ----------   ------------
Total                2,094,213    40,233,336   5,379,417    146,553,147
                  ------------  ------------  ----------   ------------
Cost of shares
  repurchased         (369,461)   (6,856,830)   (162,064)   (4,446,000)
Exchanged into
  associated Funds    (274,840)   (5,159,838)   (305,590)    (7,560,914)
                  ------------  ------------  ----------   ------------
Total                 (644,301)  (12,016,668)   (467,654)   (12,006,914)
                  ------------  ------------  ----------   ------------
Increase             1,449,912  $ 28,216,668   4,911,763   $134,546,233
                  ============ =============  ==========   ============

NOTES TO FINANCIAL STATEMENTS

                                         CLASS D
                  ------------------------------------------------------
                       SIX MONTHS ENDED             YEAR ENDED
                         JUNE 30, 2001           DECEMBER 31, 2000
                  --------------------------- -------------------------
                     SHARES        AMOUNT        SHARES       AMOUNT
                  ------------  ------------  -----------  ------------
Sale of shares         355,748   $ 6,783,002     624,475    $17,514,626
Exchanged from
  associated Funds     419,467     8,048,619   1,499,401     39,961,181
Shares issued in
  payment of gain
  distributions             --            --     611,789     14,652,008
                  ------------  ------------  -----------  ------------
Total                  775,215    14,831,621   2,735,665     72,127,815
                  ------------  ------------  -----------  ------------
Cost of shares
  repurchased         (318,197)   (5,827,178)   (209,761)    (5,677,512)
Exchanged into
  associated Funds    (435,271)   (8,616,911)   (194,758)    (5,198,215)
                  ------------  ------------  -----------  ------------
Total                 (753,468)  (14,444,089)   (404,519)   (10,875,727)
                  ------------  ------------  -----------  ------------
Increase                21,747  $    387,532   2,331,146    $61,252,088
                  ============  ============  ==========   ============

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a per annum percentage of the Fund's daily net assets. The management fee rate is calculated on a sliding scale of 0.55% to 0.45%, based on average daily net assets of all the investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.48% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $62,094 from sales of Class A shares. Commissions of $487,634 and $365,202 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2001, fees incurred under the Plan aggregated $625,024 or 0.25% per annum of the average daily net assets of Class A shares.

NOTES TO FINANCIAL STATEMENTS

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $645,735, $560,024 and $367,765, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2001, such charges amounted to $72,568.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2001, amounted to $40,227.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2001, Seligman Services, Inc. received commissions of $4,420 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $60,523, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,036,214 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $2,199.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2001, of $66,053 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2001, the Fund did not borrow from the credit facility.

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. OTotal returnO shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                    CLASS A
                                        -------------------------------------------------------------
                                          SIX MONTHS               YEAR ENDED DECEMBER 31,
                                            ENDED    ------------------------------------------------
                                           6/30/01    2000      1999        1998      1997      1996
                                        ------------ ------    ------      ------    ------    ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...   $23.81    $27.01     $20.06     $17.48    $16.36    $15.59
                                          -------   -------    -------    -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss ....................    (0.07)    (0.09)     (0.08)     (0.04)    (0.06)    (0.04)
Net realized and unrealized gain (loss)
    on investments .....................    (0.99)     2.85       9.80       3.30      3.61      2.68
                                          -------   -------    -------    -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS .......    (1.06)     2.76       9.72       3.26      3.55      2.64
                                          -------   -------    -------    -------   -------   -------
LESS DISTRIBUTIONS:

Distributions from net realized
    capital gain .......................       --     (5.96)     (2.77)     (0.68)    (2.43)    (1.87)
                                          -------   -------    -------    -------   -------   -------
TOTAL DISTRIBUTIONS ....................       --     (5.96)     (2.77)     (0.68)    (2.43)    (1.87)
                                          -------   -------    -------    -------   -------   -------
NET ASSET VALUE, END OF PERIOD .........   $22.75    $23.81     $27.01     $20.06    $17.48    $16.36
                                          =======   =======    =======    =======   =======   =======

TOTAL RETURN:                             (4.45)%    7.72%      50.71%     19.12%    22.28%    16.74%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted) $534,544  $516,836   $385,379  $298,319   $284,214  $259,514
Ratio of expenses to average net
    assets .............................     1.08%+    0.98%     1.02%     0.99%      1.05%      1.07%
Ratio of net investment income (loss)
    to average net assets ..............    (0.63)%+  (0.29)%   (0.39)%   (0.24)%    (0.29)%   (0.25)%
Portfolio turnover rate ................   119.93%   212.97%   174.68%   132.18%    104.33%    94.97%

----------
See footnotes on page 16.

FINANCIAL HIGHLIGHTS

                                                                 CLASS B                                     CLASS C
                                     -----------------------------------------------------------  ---------------------------------
                                     SIX MONTHS          YEAR ENDED DECEMBER 31,        4.22/96*  SIX MONTHS    YEAR     *5/27/99*
                                        ENDED      ----------------------------------      TO        ENDED      ENDED       TO
                                       6/30/01     2000      1999      1998      1997   12/31/96    6/30/01    12/31/00  12/31/99
                                     ----------    ----      ----      ----      ----   --------    -------    --------  --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
    PERIOD .........................   $20.77     $24.35    $18.44    $16.24    $15.47   $16.43      $20.81     $24.38    $18.12
                                       ------     ------    ------    ------    ------   ------      ------     ------    ------
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss ................    (0.13)     (0.28)    (0.22)    (0.17)    (0.18)   (0.10)      (0.13)     (0.28)    (0.11)
Net realized and unrealized
    gain (loss) on investments .....    (0.87)      2.66      8.90      3.05      3.38     1.01       (0.87)      2.67      9.14
                                       ------     ------    ------    ------    ------   ------      ------     ------    ------
TOTAL FROM INVESTMENT OPERATIONS ...    (1.00)      2.38      8.68      2.88      3.20     0.91       (1.00)      2.39      9.03
                                       ------     ------    ------    ------    ------   ------      ------     ------    ------
LESS DISTRIBUTIONS:
Distributions from net realized
    capital gain ...................       --      (5.96)    (2.77)    (0.68)    (2.43)   (1.87)         --      (5.96)    (2.77)
                                       ------     ------    ------    ------    ------   ------      ------     ------    ------
TOTAL DISTRIBUTIONS ................       --      (5.96)    (2.77)    (0.68)    (2.43)   (1.87)         --      (5.96)    (2.77)
                                       ------     ------    ------    ------    ------   ------      ------     ------    ------
NET ASSET VALUE, END OF PERIOD .....   $19.77     $20.77    $24.35    $18.44    $16.24   $15.47      $19.81     $20.81    $24.38
                                       ======     ======    ======    ======    ======   ======      ======     ======    ======

TOTAL RETURN:                           (4.82)%     6.99%    49.51%    18.24%    21.26%    5.33%      (4.80)%     7.03%    52.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
    (000s omitted) ................. $145,878   $129,476   $29,097   $14,824    $8,437   $4,337    $131,870   $108,341    $7,202
Ratio of expenses to average net
    assets .........................     1.83%+     1.73%     1.77%     1.75%     1.81%    1.89%+      1.83%+     1.73%     1.75%+
Ratio of net investment income
    (loss) to average net assets ...    (1.38)%+   (1.04)%   (1.14)%   (1.00)%   (1.05)%  (0.99)%+    (1.38)%+   (1.04)%   (1.02)%+
Portfolio turnover rate ............   119.93%    212.97%   174.68%   132.18%   104.33%   94.97%++   119.93%    212.97%   174.68%+++


                                                                                      CLASS D
                                               -----------------------------------------------------------------------------------
                                               SIX MONTHS                            YEAR ENDED DECEMBER 31,
                                                  ENDED         ------------------------------------------------------------------
                                                 6/30/01         2000           1999           1998           1997           1996
                                               ----------       ------         ------         ------         ------         ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......     $20.79         $24.38         $18.45         $16.25         $15.47         $14.94
                                                 ------         ------         ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................      (0.13)         (0.28)         (0.22)         (0.17)         (0.18)         (0.16)
Net realized and unrealized gain (loss)
  on investments ...........................      (0.86)          2.65           8.92           3.05           3.39           2.56
                                                 ------         ------         ------         ------         ------         ------
TOTAL FROM INVESTMENT OPERATIONS ...........      (0.99)          2.37           8.70           2.88           3.21           2.40
                                                 ------         ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain         --          (5.96)         (2.77)         (0.68)         (2.43)         (1.87)
                                                 ------         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS ........................         --          (5.96)         (2.77)         (0.68)         (2.43)         (1.87)
                                                 ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD .............     $19.80         $20.79         $24.38         $18.45         $16.25         $15.47
                                                 ======         ======         ======         ======         ======         ======

TOTAL RETURN:                                     (4.76)%         6.94%         49.60%         18.23%         21.34%         15.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...    $78,896        $82,387        $39,781        $27,433        $26,088        $19,974
Ratio of expenses toaverage net assets .....       1.83%+         1.73%          1.77%          1.75%          1.81%          1.83%
Ratio of net investment income (loss) to
    average net assets .....................      (1.38)%+       (1.04)%        (1.14)%        (1.00)%        (1.05)%        (1.00)%
Portfolio turnover rate ....................     119.93%        212.97%        174.68%        132.18%        104.33%         94.97%

-------------
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN CAPITAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Capital Fund, Inc., including the portfolio of investments, as of June 30, 2001, and the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of June 30, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
August 10, 2001

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 3, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 2, 4
CHAIRMAN and CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS


----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

MARION S. SCHULTHEIS
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY


FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services

(800) 445-1777    Retirement Plan Services

(212) 682-7600    Outside the United States

(800) 622-4597    24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund.The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are OclassesO of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK.

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of
                                 [Logo omitted]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN CAPITAL FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

EQCA3  6/01                                    [LOGO] Printed on Recycled Paper